                                                                  Exhibit 10.55


                                   GUARANTY


     THIS GUARANTY (this "Guaranty") is entered into as of January 1, 1996 by Paul A. Tanner, an individual resident of Dallas, Texas ("Guarantor"), in favor of and for the benefit of Polyphase Corporation, a Nevada corporation ("Polyphase").

RECITALS:
---------

        A. Polyphase has executed and delivered to PLY Stadium Partners, Inc. a Master Loan Agreement authorizing advances of principal amounts as may be requested by Polyphase. Up to Four Million Dollars ($4,000,000) of the principal advances will be evidenced by a Convertible promissory Note. Additional principal advances may be evidenced by other Promissory Note(s) and if not then by other documentation of each advance subject to the terms and conditions of the master Loan Agreement.

        B. Guarantor is willing, irrevocably and unconditionally, to guaranty such obligations of the Company subject to the terms and provisions hereof.

                                  AGREEMENT:
                                  ----------

        NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

SECTION 1.  The Guaranty.
            ------------

        1.1 Guaranty of the Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of al Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)). The term "Guaranteed Obligations" used herein in its
                                      ----------------------
            most comprehensive sense and includes any and all liabilities and/or obligations ("obligations") of the Company now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note.

        1.2 Liability of Guarantor Absolute.  Guarantor agrees that its
            -------------------------------
            obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

        (a) This Guaranty is a guaranty of payment when due and not of collectibilty.

        (b) Polyphase may enforce this Guaranty upon the occurrence of any event of default under the Note (an "Event of Default") notwithstanding the existence of any dispute between Polyphase and the Company with respect to the existence of such Event of Default.

        (c) The obligations of Guarantor hereunder are independent of the obligations of the Company under the Note and the obligations of any other guarantor of the obligations of the Company thereunder, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against the Company or any of such other guarantors and whether or not the Company is joined in any such action or actions.

        (d) Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for a portion of the Guaranteed Obligations, which has not been paid. Without limiting the generality of the foregoing, if Polyphase is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of Guaranteed Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit.

        (e) Subject to the terms of the Master Loan Agreement or Promissory Note, Polyphase, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (I) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations;
             (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any person with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Polyphase in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Polyphase may have against any such security, as Polyphase in its discretion may determine consistent with the master Loan Agreement or Note and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against the Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights under the master Loan Agreement or Note.

        (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Master Loan Document or Note, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from , any of the terms or provisions (including without limitation provisions relating to events of default) of the master Loan Agreement or Note or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received from the proceeds on any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations and such payments are applied to such other indebtedness) to the payment of indebtedness other than the Guaranteed Obligations, even though Polyphonies might have elected to apply such payment to any other part or all of the Guaranteed Obligations; (v) Polyphase's consent to the change, reorganization or termination of the corporate structure or existence of the Company and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations;
             (vii) any defenses, set-offs or counterclaims which the Company may allege or assert against Polyphase in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction or usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations.

1.3 Waivers by Guarantor. Guarantor hereby waives, for the benefit of Polyphase:
    --------------------

        (a) any right to require Polyphase, as a condition of payment or performance by Guarantor, to (I) proceed against the Company, any other guarantor of the Guaranteed Obligations or any other person or entity, (ii) proceed against or exhaust any security held from the Company, any other guarantor of the Guaranteed Obligations or any other person or entity, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Polyphase in favor of the Company or any other person or entity, or
             (iv) pursue any other remedy in the power of Polyphase whatsoever;

        (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Company from any cause other than payment in full of the Guaranteed Obligations;

        (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

        (d) any defense based upon Polyphase's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct as determined by a court of competent jurisdiction;

        (e) (i) any principals or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments or counterclaims, and (iv) promptness, diligence and any requirement that Polyphase protect, secure, perfect or insure any security interest or lien or any property subject thereto;

        (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of the Guaranty, notices of default under the Master Loan Agreement or Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to the Company and notices of any of the matters referred to in Section 1.2 and any right to
                                               ------------
             consent to any thereof; and

        (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

1.4 Payment by Guarantor; Application of Payments. Guarantor hereby agrees,
    ---------------------------------------------
    in furtherance of the foregoing and not in limitation of any other right which Polyphase or any other person or entity may have at law or in equity against Guarantor by virtue hereof, that upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)), Guarantor will forthwith pay, or cause to be paid, in cash to Polyphase an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to the Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Company for such interest in any such bankruptcy proceeding) and all other Guaranteed Obligations then owed to Polyphase as aforesaid. All such payments shall be applied promptly from time to time by
    Polyphase:

        First, to the payment of the costs and expenses of any collection or
        -----
    other realization under this Guaranty or the Security Agreement executed by Guarantor in connection herewith (the "Security Agreement"), including reasonable compensation to Polyphase and its agents and counsel, and all expenses, liabilities and advances made or incurred by Polyphase in connection therewith;

        Second, to the payment of all other Guaranteed Obligations; and
        ------

        Third, after payment in full of all Guaranteed Obligations, to the
        -----
    payment to Guarantor, or its successors and assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

    1.5 Subrogation.  Until the Guaranteed Obligations shall have been paid in
        -----------
        full, Guarantor shall withhold exercise of (a) any right of subrogation,
        (b) any right of contribution Guarantor may have against any other guarantor of the Guaranteed Obligations, (c) any right to enforce any remedy which Polyphase now has or may hereafter have against the Company or (d) any benefit of, and any right to participate in any security now or hereafter held by Polyphase. Guarantor further agrees that, to the extent the withholding of the exercise of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against any other guarantor, shall be junior and subordinate to any rights Polyphase may have against the Company, to all right, title and interest Polyphase may have in any such collateral or security, and to any right Polyphase may have against such other guarantor. Polyphase may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Polyphase and shall forthwith be paid over to Polyphase to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Master Loan Agreement or Note or any applicable security agreement.

    1.6 Subordination of Other Obligations of Borrower.  Any indebtedness of the
        ----------------------------------------------
        Company now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, provided prior to an Event of Default, Guarantor may receive ordinary course or regularly scheduled payments of such indebtedness. Any such indebtedness of the Company to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Polyphase and shall forthwith be paid over to Polyphase to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

   1.7  Expense.  Guarantor agrees to pay, or cause to be paid, and to save
        -------
        Polyphase harmless against liability for, any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred or expended by Polyphase in connection with the enforcement or preservation of any rights under this Guaranty.

   1.8  Continuing Guaranty.  This Guaranty is a continuing guaranty and shall
        -------------------
        remain in effect until all of the Guaranteed Obligations shall have been paid in full.

   1.9  Financial Condition of the Company.  Loans and other financial
        ----------------------------------
        accommodations may be granted to the Company or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of the Company at the time of any such grant or continuation. Polyphase shall have no obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of the Company. Guarantor has adequate means to obtain information from the Company on an continuing basis concerning the financial condition of the Company and its ability to perform its obligations, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby waives and relinquishes any duty on the part of Polyphase to disclose any matter, fact or thing relating to the business, operations or conditions of the Company now known or hereafter known by Polyphase.

   1.10 Rights Cumulative.  The rights, powers and remedies given to Polyphase
        -----------------
        by thus Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Polyphase by virtue of any statute or rule of law or in the Master Loan Agreement or Note or any agreement between Guarantor and Polyphase or between the Company and Polyphase. Any forbearance or failure to exercise, and any delay by Polyphase in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

   1.11 Bankruptcy; Post-Petition Interest; Reinstatement of Guaranty.
        -------------------------------------------------------------

   (a) So long as any Guaranteed Obligations remain outstanding, Guarantor shall not, without the prior written consent of Polyphase in accordance with the terms of the Master Loan Agreement or Note, commence or join with any other person or entity in commencing any bankruptcy, reorganization or insolvency proceedings of or against the Company. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Company or by any defense which the Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

    (b) Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantor and Polyphase that the Guaranteed Obligations which are guaranteed by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve the Company of any portion of such Guaranteed Obligations.

        Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Polyphase, or allow the claim of Polyphase in respect of, any such interest accruing after the date on which such proceeding is commenced.

    (c) In the event that all or any portion of the Guaranteed Obligations are paid by the Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Polyphase as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

   1.12 Notice of Events.  As soon as Guarantor obtains knowledge thereof,
        ----------------
        Guarantor shall give Polyphasec written notice of any condition or event which has resulted or might reasonably be expected to result in (a) a material adverse change in the financial condition of Guarantor or the Company, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Master Loan Agreement or Note, or in any document delivered pursuant hereto or thereto, or (c) a material breach of, or noncompliance with, any material term, condition or covenant of any material contract to which Guarantor or the Company is a party or by which Guarantor or the Company or Guarantor's or the Company's property may be bound.

   1.13 Set Off. In addition to any other rights Polyphase may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to Polyphase under this Guaranty, Polyphase is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposit (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of Polyphase owing to Guarantor and any other property of Guarantor held by Polyphase to or for the credit or for the account of Guarantor against and on account of the Guaranteed Obligations and liabilities of Guarantor to Polyphase under this Guaranty.

SECTION 2.  Representations and Warranties.
            ------------------------------

   In order to induce Polyphase to accept this Guaranty, Guarantor hereby represents and warrants to Polyphase that the following statements are true and correct:

   2.1  Power; Authorization; Enforceable Obligations.  Guarantor has the power,
        ---------------------------------------------
        authority and legal right to execute, deliver and perform this Guaranty and the Security Agreement.

   2.2. No Legal Bar to this Guaranty.  The execution, delivery and performance
        -----------------------------
        of this Guaranty and the Security Agreement, and the documents or instruments required in connection therewith, and the use of the proceeds of the borrowings under the Master Loan Agreement or Note, will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court arbitrator or governmental authority binding on Guarantor, or any mortgage, indenture, lease contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

SECTION 3.  Covenants.
            ---------

   Guarantor covenants and agrees that, unless and until all of the Guaranteed Obligations shall have been paid in full:

   3.1  Compliance with Laws, Etc.  Guarantor shall comply in all material
        -------------------------
        respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon; provided that Guarantor shall in any event pay such taxes, assessments
        -------- ----
        and governmental charges no later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Guarantor as a result of the failure to make such payment.

SECTION 4.  Miscellaneous.
            -------------

   4.1  Survival of Warranties.  All agreements, representations and warranties
        ----------------------
        made herein shall survive the execution and delivery of this Guaranty and the execution and delivery of the Note.

   4.2  Notices.  Any communications between Polyphase and Guarantor and any
        -------
        notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission to each such party at its address set forth on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Polyphase or Guarantor shall not be effective until received.

   4.3  Severability.  In case any provision in or obligation under this
        ------------
        Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

   4.4  Amendments and Waivers.  No amendment, modification, termination, or
        ----------------------
        waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Polyphase, except as otherwise specifically provided herein; provided, however, that no amendment. Waiver or consent shall,
                --------  -------
        unless in writing and signed by Polyphase , (a) limit the liability of Guarantor hereunder, or (b) postpone any day fixed for payment hereunder, except as otherwise specifically provided herein. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

   4.5  Headings.  Section and subsection headings in this Guaranty are included
        --------
        herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

   4.6  Applicable Law.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF
        --------------
        GUARANTOR AND PLY HEREUNDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

   4.7  Successors and Assigns.  This Guaranty is a continuing guaranty and
        ----------------------
        shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Polyphase and its successors and assigns . Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of Polyphase. The terms and provisions of this Guaranty shall inure to the benefit of any assignee or transferee of the Master Loan Agreement or Note, and in the event of such transfer or assignment the rights and privileges herein conferred upon Polyphase shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

   4.8  Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS
        ----------------------------------------------
        BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE SECURITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE COUNTY OF DALLAS, STATE OF TEXAS AND BY EXECUTION AND DELIVERY OF THIS GUARANTY AND THE SECURITY AGREEMENT GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY OR THE PLEDGE AGREEMENT.

   4.9  Waiver of Trial by Jury. GUARANTOR, AND BY ITS ACCEPTANCE OF THE
        -----------------------
        BENEFITS HEREOF, POLYPHASE HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR THE SECURITY AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor, and, by its acceptance of the benefits hereof, Polyphase (a) acknowledges that this waiver is a material inducement for Guarantor and Polyphase to enter into a business relationship, that Guarantor and Polyphase have already relied on this waiver in entering into this Guaranty and the Security Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (b) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with its legal counsel. THIS WAIVER IS IRREVOCABLE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE SECURITY AGREEMENT. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

   4.10 ENTIRE AGREEMENT. THIS AGREEMENT AND THE SECURITY AGREEMENT (AND THE OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH) EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

   4.11 Further Assurances. At any time or from time to time, upon the request of Polyphase, Guarantor shall execute and deliver such further documents and do such other acts and things and Polyphase may reasonably request in order to effect fully the purposes of this Guaranty.

   IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.



                                        ------------------------------
                                        Paul A. Tanner

                                        Address:
                                        16885 Dallas Parkway, Suite 400
                                        Dallas, Texas  75248
                                        Fax No.:  214-732-6430

ACCEPTED AT DALLAS, TEXAS:

POLYPHASE CORPORATION



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

Address:
16885 Dallas Parkway, Suite 400
Dallas, Texas  75248
Fax No.: 214-732-6430